Company Update Fourth Quarter and Full Year 2019 February 24, 2020

Safe Harbor Statement This presentation contains what the company believes are forward-looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the company may have limited or no control. Information on certain of these risk factors and additional information on forward-looking statements are included in the company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8‑K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended December 31, 2019 Financial Performance Highlights (millions USD, except EPS) Change from Prior Net Sales by Segment Q4 2019 Q4 2018 Year Americas Tire $ 655 $ 664 (1.4%) International Tire 119 149 (20.1%) Eliminations (24) (43) 45.0% Total Company $ 750 $ 770 (2.6%) Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 84 12.9 $ 70 10.6 $ 14 International Tire (6) (5.0) (33) (22.2) 27 Unallocated Corporate Charges (15) (13) (2) Eliminations — 1 (1) Total Company $ 64 8.5 $ 25 3.2 $ 39 Earnings (loss) per share, diluted $ 1.02 $ (0.01) $ 1.03 Cash and cash equivalents $ 391 $ 356 $ 35 Amounts are unaudited and may not add due to rounding. 4

Twelve Months Ended December 31, 2019 Financial Performance Highlights (millions USD, except EPS) Change Full Year Full Year from Prior Net Sales by Segment 2019 2018 Year Americas Tire $ 2,354 $ 2,363 (0.4)% International Tire 534 641 (16.7)% Eliminations (135) (196) 30.9 % Total Company $ 2,753 $ 2,808 (2.0)% Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 238 10.1 $ 230 9.7 $ 8 International Tire (13) (2.5) (14) (2.2) 1 Unallocated Corporate Charges (50) (52) 2 Eliminations — 1 (1) Total Company $ 174 6.3 $ 165 5.9 $ 9 Earnings per share, diluted $ 1.91 $ 1.51 $ 0.40 Cash and cash equivalents $ 391 $ 356 $ 35 Amounts may not add due to rounding. 5

Operating Profit Walk Total Company 2018 to 2019 ($ millions) $9 $350 52 $300 64 $250 (32) 34 (27) $200 (26) 174 165 (23) (9) (6) $150 (18) $116 $100 Net Price/Mix vs. Raw Materials $50 $0 t * r t fi e g ix e g ty * A e fi g in m in li g & ro r /M t * r i n th ro a d fs e e k lu u b i G P h lu if c n c o t a r S O P g C c r i , a V c i tu g n t x a r s b a L c n ti n e T P ff w f t ti a e , i a u c ru a r s w r r n u t r e m l e a D a d s e p ir a T o e p a ri N y M r R O e e w t P O 8 p t h e u 9 1 Im a t N D 1 0 l M f 0 2 il o 2 w w d a o R o G Amounts are unaudited and may not add due to rounding. * Truck and Bus Radial (TBR) tires imported into the U.S. from China became subject to 42.16% of AD/CVD tariffs implemented on February 15, 2019. All tires, as well as raw materials and tire-manufacturing equipment, imported into the U.S. from China became subject to 10% tariffs pursuant to Section 301 of the Trade Act of 1974 in September 2018. This rate was increased to 25% on May 10, 2019. In Q4 2019, the Company recorded $20 million of benefit from duty drawback claims filed for the period 2015-2019 under the Modernized Drawback Final Rule. ** Restructuring charges related primarily to Cooper Tire Europe's decision to cease light vehicle tire production at its U.K. facility. 6

Operating Profit Walk Americas Tire Operations 2018 to 2019 ($ millions) $8 63 $350 $300 50 (32) (23) 238 $250 230 (19) (11) (7) (13) $200 $150 $113 $100 Net Price/Mix vs. Raw Materials $50 $0 t r t fi g ix ty e A g e fi o in M * li m & in h o r d s / t k i u G r t r P u ff e e c b l tu O P l i ic n a ia o S g c r r , b L V c g in x a P fs t fa in t e T if w c u t ra , w r ra u n ra e ls e a d a e a T D o p ri N y r M p O e e w t P O 8 t h e u 9 1 a t N D 1 0 M f 0 2 o 2 w a R Amounts are unaudited and may not add due to rounding. * Truck and Bus Radial (TBR) tires imported into the U.S. from China became subject to 42.16% of AD/CVD tariffs implemented on February 15, 2019. All tires, as well as raw materials and tire-manufacturing equipment, imported into the U.S. from China became subject to 10% tariffs pursuant to Section 301 of the Trade Act of 1974 in September 2018. This rate was increased to 25% on May 10, 2019. In Q4 2019, the Company recorded $20 million of benefit from duty drawback claims filed for the period 2015-2019 under the Modernized Drawback Final Rule. 7

Operating Profit Walk International Tire Operations ($ millions) 2018 to 2019 $1 $50 15 2 $25 34 (8) (18) $0 $7 Net Price/Mix vs. Raw (11) Materials (9) (14) (4) (13) -$25 * r s e ls ix A g e g e s s rg a & in m n h s o a ri /M r u i t o L e e G u l r O L g h t c S t o tu g n C a ri c V c n ti t M P fa u ti a n u tr a r e w n s r e m a a e e p ir R p O a M R O 8 p 9 1 Im 1 0 l 0 2 il 2 w d o o G Amounts are unaudited and may not add due to rounding. * Restructuring charges related primarily to Cooper Tire Europe's decision to cease light vehicle tire production at its U.K. facility. 8

Operating Profit Walk Total Company Q4 2018 to Q4 2019 ($ millions) $39 $100 10 24 1 $75 64 34 (19) (3) (3) (1) (4) $50 $25 25 Net Price/Mix vs. $25 Raw Materials $0 t r t fi e g ix g e ty g fi g n n li n e ro r i /M t * ri m i ri th ro a d fs e e k u lu b u P h lu if n c t o a t O P g C c r ic , a c V i c g n t x a r s b a L u n ti n e T P ff w f t tr ti a e , i a u c s a r s w r r n u r e m l e a D a d e e p ir a T o R p a ri N y M r O e e w t P O 8 p t h e u 9 1 Im a t N D 1 0 l M f 0 2 il o 2 w w d a o R o G Amounts are unaudited and may not add due to rounding. * Truck and Bus Radial (TBR) tires imported into the U.S. from China became subject to 42.16% of AD/CVD tariffs implemented on February 15, 2019. All tires, as well as raw materials and tire-manufacturing equipment, imported into the U.S. from China became subject to 10% tariffs pursuant to Section 301 of the Trade Act of 1974 in September 2018. This rate was increased to 25% on May 10, 2019. In Q4 2019, the Company recorded $20 million of benefit from duty drawback claims filed for the period 2015-2019 under the Modernized Drawback Final Rule. 9

Operating Profit Walk Americas Tire Operations Q4 2018 to Q4 2019 ($ millions) $14 10 1 $100 2 16 84 (11) (3) $75 70 (1) $50 $18 Net Price/Mix vs. Raw Materials $25 $0 t t fi g ix A g ty e fi o in M * & in li m o r d s / t k G r i u r P u ff e e c tu b l P l i ic n a S ia o g c r r , b c L V g in x a P fs fa t in t e T if w u c t ra , w r ra n u ra e ls e a a d e a T D o p ri N y M r p O e e w t P O 8 t h e u 9 1 a t N D 1 0 M f 0 2 o 2 w a R Amounts are unaudited and may not add due to rounding. * Truck and Bus Radial (TBR) tires imported into the U.S. from China became subject to 42.16% of AD/CVD tariffs implemented on February 15, 2019. All tires, as well as raw materials and tire-manufacturing equipment, imported into the U.S. from China became subject to 10% tariffs pursuant to Section 301 of the Trade Act of 1974 in September 2018. This rate was increased to 25% on May 10, 2019. In Q4 2019, the Company recorded $20 million of benefit from duty drawback claims filed for the period 2015-2019 under the Modernized Drawback Final Rule. 10

Operating Profit Walk International Tire Operations ($ millions) Q4 2018 to Q4 2019 $27 $15 7 34 (1) -$5 (8) (2) (1) (2) (6) $6 -$25 Net Price/Mix vs. Raw Materials (33) -$45 r s e ls ix g e g e s s rg a in m in h s o a ri /M r u r t o L e e u l u O L g h t c t o t g n C a ri c V c n i t M fa ru i t n P u t t ra e w n s ra e m a a e e p ir R R p O a M O 8 p 9 1 Im 1 0 l 0 2 il 2 w d o o G Amounts are unaudited and may not add due to rounding. 11

CTB Raw Material Price Index North America 300 250 200 150 100 Q4 2019 Average = 149.8 50 0 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 2 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 Q1 2020 is an estimate 12

Non-GAAP Measures Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). The company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the company’s GAAP and non-GAAP financial results were posted, by incorporation within this presentation, on the company’s Investor Relations website at http://coopertire.com/investors.aspx on the day the company’s operating and financial results were announced for the quarter ended December 31, 2019 and management presented certain non-GAAP financial measures during a conference call with analysts and investors. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the company’s earnings releases and annual and quarterly SEC filings. 13

Non-GAAP Measures Adjusted Provision for Income Taxes Management is using non-GAAP financial measures in this document because it considers them to be important supplemental measures of the company’s performance. The company uses an adjusted provision for income taxes to evaluate the performance of the company's operations exclusive of certain items affecting comparability of results from period to period. The company believes that information about the provision for income taxes exclusive of these items is useful to investors, particularly where the impact of excluded items is significant in relation to reported earnings, because the measure allows for comparability between periods of the operating performance of the Company's business and allows investors to evaluate the impact of the excluded items separately from the impact of the operations of the business. ADJUSTED PROVISION FOR INCOME TAXES (millions USD) Three Months Ended December 31, 2019 Income tax Income before (benefit) Effective tax income taxes provision rate Reported (GAAP) $ 44 $ (9) (19.3)% Income tax overlay — 19 — Adjusted (Non-GAAP) $ 44 $ 10 22.7 % Year Ended December 31, 2019 Income before Income tax Effective tax income taxes provision rate Reported (GAAP) $ 110 $ 11 10.4% Income tax overlay — 19 — Adjusted (Non-GAAP) $ 110 $ 30 27.3% Amounts may not add due to rounding. 14

Non-GAAP Measures ADJUSTED PROVISION FOR INCOME TAXES (millions USD) Three Months Ended December 31, 2018 Income before Income tax Effective tax income taxes provision rate Reported (GAAP) $ 12 $ 12 96.3% Goodwill impairment charge 34 — — Adjusted (Non-GAAP) $ 46 $ 12 25.2% Year Ended December 31, 2018 Income before Income tax Effective income taxes provision tax rate Reported (GAAP) $ 114 $ 33 29.4% Goodwill impairment charge 34 — — Adjusted (Non-GAAP) $ 148 $ 33 22.6% 15 Amounts may not add due to rounding.

Non-GAAP Measures Return on Invested Capital (ROIC) Management is using non-GAAP financial measures in this document because it considers them to be important supplemental measures of the company’s performance. Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operating performance. The company defines ROIC as the trailing four quarters’ after tax operating profit, utilizing the company’s adjusted effective tax rate, divided by the total invested capital, which is the average of ending debt and equity for the last five quarters. The company believes ROIC is a useful measure of how effectively the company uses capital to generate profits. Calculation of Return on Invested Capital January 1, 2019 – December 31, 2019 (millions USD) Operating profit $ 174 Adjusted (Non-GAAP) effective tax rate 27.3% Income tax expense on operating profit 48 Adjusted operating profit after taxes $ 127 Total invested capital $ 1,583 Return on invested capital 8.0% 16 Amounts may not add due to rounding.

Non-GAAP Measures Trailing Four Quarter Effective Tax Rate (millions USD) Adjusted (Non-GAAP) provision for income taxes $ 30 Income before income taxes 110 Adjusted (Non-GAAP) effective income tax rate 27.3% Calculation of Total Invested Capital (five quarter average) (millions USD) Current portion of Short-term Total Long-term long-term notes invested Equity debt debt payable capital December 31, 2019 $ 1,328 $ 309 $ 10 $ 12 $ 1,659 September 30, 2019 1,268 121 174 16 1,579 June 30, 2019 1,254 121 174 20 1,568 March 31, 2019 1,248 121 174 20 1,564 December 31, 2018 1,232 121 175 15 1,544 Five Quarter Average $ 1,266 $ 159 $ 141 $ 17 $ 1,583 17 Amounts may not add due to rounding.

Risks It is possible that actual results may differ materially from projections or expectations due to a variety of factors, including, but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources; • the failure of the company’s suppliers to timely deliver products or services in accordance with contract specifications; • changes to tariffs or trade agreements, or the imposition of new or increased tariffs or trade restrictions, imposed on tires, raw materials or manufacturing equipment which the company uses, including changes related to tariffs on tires, raw materials and tire manufacturing equipment imported into the U.S. from China or other countries; • the impact of labor problems, including labor disruptions at the company, its joint ventures, or at one or more of its large customers or suppliers; • changes in economic and business conditions in the world, including changes related to the United Kingdom’s decision to withdraw from the European Union; • the inability to obtain and maintain price increases to offset higher production, tariffs, raw material or energy costs; • pandemics, such as a coronavirus, and the related impact on the company's operations, distribution channels, customers and suppliers; • a disruption in, or failure of, the company’s information technology systems, including those related to cybersecurity, could adversely affect the company’s business operations and financial performance; • increased competitive activity, including actions by larger competitors or lower-cost producers; • the failure to achieve expected sales levels; • changes in the company’s customer or supplier relationships or distribution channels, including the write-off of outstanding accounts receivable or loss of particular business for competitive, credit, liquidity, bankruptcy, restructuring or other reasons; • the failure to develop technologies, processes or products needed to support consumer demand or changes in consumer behavior, including changes in sales channels; • the costs and timing of restructuring actions and impairments or other charges resulting from such actions, including restructuring and related actions in Europe and at the company's manufacturing facility in Mexico, after the company's purchase of the remaining noncontrolling interest in such facility in January, or from adverse industry, market or other developments; • consolidation or other cooperation by and among the company’s competitors or customers; • inaccurate assumptions used in developing the company’s strategic plan or operating plans, or the inability or failure to successfully implement such plans or to realize the anticipated savings or benefits from strategic actions; • risks relating to investments and acquisitions, including the failure to successfully integrate them into operations or their related financings may impact liquidity and capital resources; • the ultimate outcome of litigation brought against the company, including product liability claims, which could result in commitment of significant resources and time to defend and possible material damages against the company or other unfavorable outcomes; • the failure to successfully ramp up production at the company's new ACTR joint venture to produce TBR tires according to plans, and the ability to find and develop alternative sources for TBR products; • government regulatory and legislative initiatives including environmental, healthcare, privacy and tax matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates or the benchmarks used for establishing the rates; • an adverse change in the company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; • failure to implement information technologies or related systems, including failure by the company to successfully implement ERP systems; • the risks associated with doing business outside of the U.S.; • technology advancements; • the inability to recover the costs to refresh existing products or develop and test new products or processes; • failure to attract or retain key personnel; • changes in pension expense and/or funding resulting from the company’s pension strategy, investment performance of the company’s pension plan assets and changes in discount rate or expected return on plan assets assumptions, changes to participant behavior, or changes to related accounting regulations; • changes in the company’s relationship with its joint venture partners or suppliers, including any changes with respect to its former PCT joint venture's production of TBR products; • tax-related issues, including the ability to support certain tax positions, the impact of tax reform legislation and the inability to utilize deferred tax assets; • a variety of factors, including market conditions, may affect the actual amount expended on stock repurchases; the company’s ability to consummate stock repurchases; changes in the company’s results of operations or financial conditions or strategic priorities may lead to a modification, suspension or cancellation of stock repurchases, which may occur at any time; • the inability to adequately protect the company’s intellectual property rights. 18